                                                                   EXHIBIT 10.10

SILICON VALLEY BANK

                          SCHEDULE TO LOAN AGREEMENT


BORROWER:     QLOGIC CORPORATION
ADDRESS:      3545 HARBOR BOULEVARD, P.O. BOX 5001
              COSTA MESA, CALIFORNIA  92628

DATED AS OF:  JULY 6, 1998


CREDIT LIMIT
(Section 1.1):                   An amount not to exceed $7,500,000; Provided, however, that the minimum amount of a Loan shall be $100,000;

    LETTER OF CREDIT SUBLIMIT    Silicon, in its reasonable discretion, will from time  to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $3,000,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of
                                 Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the
                                 Letters of Credit shall be as provided in the Letter of Credit
                                 Documentation. The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

INTEREST RATE (Section 1.2):     A rate equal to the "Prime Rate" in effect from  time to time.
                                 Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN FEE (Section 1.3):          See Amendment to Loan Agreement of even date herewith.

MATURITY DATE (Section 5.1):     JULY 5, 1999.

PRIOR NAMES OF BORROWER
(Section 3.2):                   EMULEX MICRO DEVICES (EMD) A DIVISION OF EMULEX CORPORATION

TRADE NAMES OF BORROWER
(Section 3.2):                   NONE

SILICON VALLEY BANK                                  SCHEDULE TO LOAN AGREEMENT
-------------------------------------------------------------------------------


OTHER LOCATIONS AND ADDRESSES
(Section 3.3):                   150 INDUSTRIAL AVE. EAST, SUITE 39, LOWELL, MA 01852


MATERIAL ADVERSE LITIGATION
(Section 3.10):                  NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):                   Without Silicon's prior written consent, Borrower may do the following, provided that, after giving effect thereto, no Event of
                                 Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of
                                 Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $1,000,000 in any fiscal year and (ii) make employee loans in an aggregate amount outstanding at any time not to exceed $50,000.

FINANCIAL COVENANTS
(Section 4.1):                   Borrower shall comply with all of the following covenants.Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

    QUICK ASSET RATIO:           Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.50 to 1.

    TANGIBLE NET WORTH:          Borrower shall maintain a tangible net worth of not less than
                                 $75,000,000.

    DEBT TO TANGIBLE
    NET WORTH RATIO:             Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than 1.00 to 1.

    PROFITABILITY:               Borrower shall not incur a loss (after taxes) for any fiscal quarter during the term hereof, other than for a loss (after taxes) in a single fiscal quarter; notwithstanding the foregoing permitted loss, Borrower shall not incur a loss (after taxes) for any fiscal year.

    DEFINITIONS:                 "Current assets," and "current liabilities" shall have the meanings ascribed to them in accordance with generally accepted accounting principles.

                                 "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises.

                                 "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

SILICON VALLEY BANK                                   SCHEDULE TO LOAN AGREEMENT
--------------------------------------------------------------------------------

    DEFERRED REVENUES:           For purposes of the above quick asset ratio deferred revenues shall not be counted as current liabilities. For purposes of the above debt to tangible net worth ratio, deferred revenues shall not be counted in determining total liabilities but shall be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

    SUBORDINATED DEBT:           "Liabilities" for purposes of the foregoing covenants do not include indebtedness which is subordinated to the indebtedness to
                                 Silicon under a subordination agreement in form specified by
                                 Silicon or by language in the instrument evidencing the
                                 indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):                   Borrower shall at all times comply with all of the following additional covenants:

                                 1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon, provided that the foregoing shall not restrict the Borrower's establishment of investment accounts at other institutions.

                                 2. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $3,500,000 on an annual basis, and (iii) the creation of trade payable obligations in the ordinary course of business.

                                 3. SEC FILINGS AND COMMUNICATIONS. Without limitation of the provisions of Section 3.7 hereof, Borrower agrees to provide to
                                 Silicon all filings made with the Securities and Exchange
                                 Commission (the "SEC"), and copies of all notices or other communication from the SEC, within 5 days of such filing or receipt of such notice or other communication.

                                 4. NEGATIVE PLEDGE. Except as otherwise permitted hereunder
                                 (including without limitation the incurrence of Permitted Liens as set forth in Section 3.4 of this Agreement), Borrower shall not hereafter grant a security interest in any of its present or future
                                 Collateral, other than for liens on capital equipment relating to obligations incurred pursuant to paragraph 3 above.


                                 QLOGIC CORPORATION

                                 By /s/ THOMAS R. ANDERSON
                                    -------------------------------
                                        President or Vice President


                                 By /s/ MICHAEL MANNING
                                    --------------------------------
                                        Michael Manning
                                        Secretary or Ass't Secretary


                                 SILICON VALLEY BANK

                                 By: /s/ MARLA W. JOHNSON
                                    --------------------------------
                                         Marla W. Johnson
                                 Title:  Vice President

SILICON VALLEY BANK

                             CERTIFIED RESOLUTION


BORROWER:     QLOGIC CORPORATION, A CORPORATION ORGANIZED UNDER
              THE LAWS OF THE STATE OF DELAWARE

ADDRESS:      3545 HARBOR BOULEVARD, P.O. BOX 5001
              COSTA MESA, CALIFORNIA  92628

DATED AS OF:  JULY 6, 1998

      I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

    RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

    RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

    RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

SILICON VALLEY BANK                                        CERTIFIED RESOLUTION
-------------------------------------------------------------------------------


  The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:


NAMES                             OFFICE(S)                ACTUAL SIGNATURES
-----                             ---------                -----------------
H.K. DESAI                   President & C.E.O.            X /s/ H.K. DESAI

THOMAS R. ANDERSON           Vice President & C.F.O.       X /s/ THOMAS R. ANDERSON

MICHAEL MANNING              Secretary & Treasurer         X /s/ MICHAEL MANNING

__________________________   _________________________     X_________________________

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                            /s/ MICHAEL MANNING
                                            ------------------------------------
                                                Michael Manning
                                                Secretary or Assistant Secretary

SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT


BORROWER:    QLOGIC CORPORATION
ADDRESS:     3545 HARBOR BOULEVARD, P.O. BOX 5001
             COSTA MESA, CALIFORNIA  92628

DATED AS OF: JULY 6, 1998


         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The parties agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan and Security Agreement dated July 10, 1995 and as amended by that Amendment to Loan and Security Agreement dated July 5, 1996 (as so amended and as otherwise amended from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. AMENDED SCHEDULE. The Schedule to the Loan Agreement is amended effective on the date hereof, to read as set forth on the Amended Schedule to Loan Agreement attached hereto.

         2. DELETED REFERENCES. Section 2.2A of the Loan Agreement is deemed deleted, and all references in the Loan Agreement to the Section 2.2A Condition shall be deemed of no force and effect.

         3. SECURITY INTEREST REFERENCES IN LOAN AGREEMENT; ETC. All references to the security interest or lien of Silicon in the Collateral and related provisions are hereby deleted. Further, it is understood that Silicon shall not be required to be named as loss payee on the Borrower's insurance policies, nor are insurance payments relating to the Collateral required to be forwarded to Silicon for payment of the Obligations. Further, references in the Loan Agreement to remedies of Silicon on and after an Event of Default that depend upon the existence of a security interest in the Collateral in favor of Silicon at or prior to the occurrence of an Event of Default are considered deleted, provided, however, nothing herein affects or diminishes the rights of Silicon otherwise available as set forth in the Loan Agreement or as available under law.

         4. FACILITY FEE. Borrower shall pay to Silicon concurrently herewith a facility fee of $37,500, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written

SILICON VALLEY BANK                                 AMENDMENT TO LOAN AGREEMENT
-------------------------------------------------------------------------------

documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                  SILICON:

QLOGIC CORPORATION                         SILICON VALLEY BANK


By: /s/ THOMAS R. ANDERSON                 By: /s/ MARLA W. JOHNSON
    --------------------------------            -----------------------
        Thomas R. Anderson                         Marla W. Johnson
        President or Vice President                Vice President


  By: /s/ MICHAEL MANNING
      --------------------------------
          Michael Manning
          Secretary or Ass't Secretary




                                      -2-